UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 24, 2007

QNB CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

15 North Third Street, Quakertown, PA	18951-9005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215)538-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 ( b ) )

[ ]     Pre-commencement communications pursuant to Rule 13e-4 ( c ) under the Exchange Act (17 CFR 240.13e-4 ( c ) )

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Norman L. Baringer retired as a director of QNB Corp., effective at the annual meeting of shareholders held on May 15, 2007.

On May 15, 2007, at the annual meeting of shareholders the vacancy in Class I Directors created by Mr. Baringer’s retirement was filled by the election of Bonnie L. Rankin as a Class I Director with a term until the annual meeting of shareholders in 2010.

Ms. Rankin does not have a direct or indirect material interest in any transaction with the registrant required to be disclosed pursuant to Item 404 (a) of Regulation S-K. There was no arrangement or understanding between Ms. Rankin and any other person pursuant to which Ms. Rankin was elected to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Bret H. Krevolin
Bret H. Krevolin
Chief Financial Officer

Dated: May 24, 2007